Exhibit 99.7

NEWS RELEASE RARE ELEMENT RESOURCES LTD.
OTCQB: REEMF November 12, 2021 Ref: 06-2021

Rare Element Resources announces

commencement of rights offering to purchase common shares

November 12, 2021 – Littleton, Colorado – Rare Element Resources Ltd. (the “Company” or “RER”) (OTCQB: REEMF) is pleased to announce that it has commenced the previously announced rights offering to raise up to approximately US$25.4 million in gross proceeds. The Company has issued, to the holders of its common shares on October 19, 2021, the record date for the rights offering, one non-transferable subscription right for each common share owned by each shareholder.

Each subscription right entitles the holder to purchase one common share at a subscription price of US$0.24 per share (the “basic subscription privilege”). The rights offering also includes an oversubscription privilege, which will entitle shareholders who exercise all of their subscription rights under the basic subscription privilege the right to purchase additional common shares of the Company in the rights offering, subject to availability and pro rata allocation of shares among rights holders exercising such oversubscription privilege. No fractional common shares will be issued in the rights offering.

The subscription offering is expected to expire at 5:00 p.m., New York City time, on December 8, 2021, subject to extension or earlier termination.

The Company plans to use the net proceeds from the rights offering for the permitting, licensing, engineering, construction and operation of a rare earth separation and processing demonstration plant near the Company’s Bear Lodge Project and other general corporate purposes, with a portion to be used for the prepayment of outstanding indebtedness. The previously announced US$21.9 million financial award from the U.S. Department of Energy (“DoE”) for the demonstration plant will fund approximately one-half of the expected total cost of the demonstration plant, with the balance of the required funding being provided by the Company.

U.S. holders of common shares of the Company holding their shares directly will receive a prospectus supplement and accompanying prospectus, together with a letter from the Company describing the rights offering, a subscription rights certificate and an IRS Form W-9. Canadian holders of common shares of the Company holding their shares directly will receive a rights offering notice, and the rights offering circular will be filed under the Company’s profile on the SEDAR website (www.sedar.com). Those wishing to exercise their subscription rights should review all materials, properly complete and execute the subscription rights certificate and deliver it and payment in full to the subscription agent, Broadridge Corporate Issuer Solutions, Inc. (which is also acting as information agent), by hand, overnight courier or first-class mail at the following address:

By Hand or Overnight Courier:

Broadridge, Inc.

Attn: BCIS IWS

51 Mercedes Way

Edgewood, New York 11717

By U.S. Postal Service:

Broadridge, Inc.

Attn: BCIS Re-Organization Department

P.O. Box 1371

Brentwood, New York 11717-0718

By Telephone or E-mail:

Phone Number (domestic): (888) 789-8409

Phone Number (international): (720) 414-6898

E-mail: shareholder@broadridge.com

Holders of subscription rights whose shares are held in street name through a broker, custodian bank or other nominee must instruct their broker, custodian bank or nominee whether or not to exercise subscription rights on their behalf. Computershare Investor Services Inc. will serve as a co-subscription agent in the rights offering with respect to those who hold common shares of the Company in street name through a securities broker or dealer, bank or trust company or other participant in the book-based system administered by CDS Clearing and Depository Services Inc. Those wishing to obtain a separate subscription rights certificate should promptly contact their broker, custodian bank or other nominee with that request, although it is not necessary to have a physical subscription rights certificate to elect to exercise subscription rights if shares are held in street name.

In the United States, the rights offering is being made pursuant to the shelf registration statement on Form S-3 that was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and the prospectus meeting the requirements of the Securities Act of 1933, as amended, which was filed with the SEC as part of the shelf registration statement. Additional information regarding the rights offering is set forth in a prospectus supplement to the prospectus. In Canada, the rights offering is being made pursuant to a rights offering notice and rights offering circular on a private placement basis that is exempt from the prospectus requirements of applicable Canadian securities laws.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the prospectus supplement, rights offering notice, rights offering circular or further information with respect to the rights offering may be obtained by contacting Broadridge Corporate Issuer Solutions, Inc., the information agent, at the contact information noted above.

Rare Element Resources Ltd. is a publicly traded, strategic materials company focused on delivering rare earth products for technology, energy and defense applications by advancing the Bear Lodge Critical Rare Earth Project in northeast Wyoming. Bear Lodge is a significant mineralized district containing many of the less common, more valuable, critical rare earths that are essential for high-strength permanent magnets, electronics, fiber optics, laser systems for health and defense, as well as many technologies like electric vehicles, solar panels and wind turbines.

Contact

For inquiries relating to the rights offering, please contact Broadridge Corporate Issuer Solutions, Inc., the information agent, at the contact information noted above. For all other inquiries, please contact Randy Scott at +1 720-278-2460 or rscott@rareelementresources.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of securities legislation in the United States and forward-looking information within the meaning of securities legislation in Canada (collectively, “forward-looking statements”). Except for statements of historical fact, certain information contained herein constitutes forward-looking statements. Forward-looking statements are usually identified by our use of certain terminology, including “will,” “believes,” “may,” “expects,” “should,” “seeks,” “anticipates,” “plans,” “has potential to,” or “intends” (including negative and grammatical variations thereof), or by discussions of strategy or intentions. Such forward-looking statements include statements regarding the rights offering, including with respect to the process and timing, the expiration date, and the expected use of proceeds. Factors that could cause actual results to differ materially include, but are not limited to, the ability of the Company to raise sufficient capital in the rights offering to match the funding of the DoE award, the ability to obtain demonstration plant licensing, successful further permitting activities for the Bear Lodge Project, the availability of sufficient capital for the future development and operations of the Company, and other matters discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other periodic and current reports filed with the SEC and available on www.sec.gov and with the Canadian securities commissions available on www.sedar.com. There can be no assurance that future developments affecting the Company will be those anticipated by management. Please refer to the discussion of these and other uncertainties and risk factors set out in our filings made from time to time with the SEC and the Canadian regulators, including, without limitation, our reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this news release is based only on information currently available to us and speaks only as of the date on which it is made. While we may elect to update our forward-looking statements at any time, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.